                                                                    EXHIBIT 23.7

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation by reference in Amendment No. 1 to the Registration Statement on Form S-3 filed by IXC Communications, Inc. of our report dated March 11, 1996 on the financial statements of United Wats, Inc., and to all references to our Firm included in this registration statement.



                                          /s/ MAYER HOFFMAN MCCANN L.C.

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Kansas City, Missouri

June 17, 1998